UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2013

Old Line Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2013, on May 10, 2013, Old Line Bancshares, Inc. (“Bancshares”), the parent company of Old Line Bank, completed its acquisition of WSB Holdings, Inc. (“WSB Holdings”), the parent company of The Washington Savings Banks, FSB, through the merger of WSB Holdings with and into Bancshares (the “Merger”).

This Current Report on Form 8-K/A provides the historical financial statements of WSB Holdings and pro forma financial information required under Items 9.01(a) and 9.01(b) of Form 8-K, which were not included in the Current Report on Form 8-K filed on May 13, 2013.

Section 9-Finanical Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

(1)  The audited financial statements of WSB Holdings for the years ended December 31, 2012 and 2011, are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K.

(b)  Pro forma financial information.

(1)  Our unaudited pro forma condensed combined consolidated financial statements as of March 31, 2013, for the years ended December 31, 2012 and for the three months ended March 31, 2013 are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K, and are based on the historical financial statements of Bancshares and WSB Holdings after giving effect to the Merger.

(d)  Exhibits.

23.                 Consent of Stegman & Company

99.1   Audited financial statements of WSB Holdings, Inc. for the year ended December 31, 2012 and 2011.

99.2   Unaudited pro forma condensed combined consolidated financial statements as of March 31, 2013, for the year ended December 31, 2012 and for the three months ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: July 22, 2013	By:	/s/ Mark A. Semanie
Mark A. Semanie, Chief Financial Officer